                                 SMITH BARNEY
                            APPRECIATION FUND INC.

            CLASSIC SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2002



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

--------------------------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
--------------------------------------------------------------------------------

[PHOTO]
  HERSH COHEN, PORTFOLIO
 MANAGER

[PHOTO]
  SCOTT K. GLASSER, PORTFOLIO MANAGER


   [GRAPHIC]
         Classic Series

 Annual Report . December 31, 2002

 SMITH BARNEY
 APPRECIATION FUND INC.

      HERSH COHEN

      Hersh Cohen has more than 33 years of securities business experience.

      Education: BA from Case Western Reserve University; Ph.D. in Psychology from Tufts University

      SCOTT K. GLASSER

      Scott Glasser has more than 10 years of securities business experience and has been working with the Fund since 1995.

      Education: BA from Middlebury College; MBA in Finance from Pennsylvania State University

      FUND OBJECTIVE

      The Fund seeks long-term appreciation of shareholders' capital by investing primarily in equity securities of U.S. companies. The Fund typically invests in medium and large capitalization companies but may also invest in small capitalization companies.

      FUND FACTS

      FUND INCEPTION
      --------------------------------
      -----------------
      March 10, 1970

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      -----------------
      33 Years (Hersh Cohen)
      10 Years (Scott K. Glasser)

SYMBOLS              CLASS A CLASS B CLASS L
--------------------------------------------
NASDAQ                SHAPX   SAPBX   SAPCX
--------------------------------------------
INCEPTION            3/10/70 11/6/92 2/4/93
--------------------------------------------

Average Annual Total Returns as of December 31, 2002*


                  Without Sales Charges/(1)/
                 Class A   Class B   Class L
----------------------------------------------
One-Year          (17.00)%  (17.70)%  (17.62)%
----------------------------------------------
Five-Year           2.27      1.45      1.47
----------------------------------------------
Ten-Year            8.86      8.01       N/A
----------------------------------------------
Since Inception+   10.94      8.23      7.78
----------------------------------------------

                    With Sales Charges/(2)/
                 Class A   Class B   Class L
----------------------------------------------
One-Year          (21.15)%  (21.73)%  (19.26)%
----------------------------------------------
Five-Year           1.23      1.30      1.27
----------------------------------------------
Ten-Year            8.31      8.01       N/A
----------------------------------------------
Since Inception+   10.76      8.23      7.67
----------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B and L shares are March 10, 1970, November 6,
  1992 and February 4, 1993, respectively.

What's Inside
Your Investment in the Smith Barney
 Appreciation Fund Inc. .......................................................1
Letter from the Chairman.......................................................2
Letter from the Manager .......................................................3
Fund at a Glance...............................................................6
Historical Performance.........................................................7
Value of $10,000..............................................................10
Schedule of Investments.......................................................11
Statement of Assets and Liabilities...........................................15
Statement of Operations.......................................................16
Statements of Changes in Net Assets...........................................17
Notes to Financial Statements.................................................18
Financial Highlights..........................................................23
Tax Information...............................................................25
Independent Auditors' Report..................................................26
Additional Information........................................................27



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                      YOUR INVESTMENT IN THE SMITH BARNEY
                            APPRECIATION FUND INC.

A Proven and Prudent Approach to Growth Investing

Guided by Wall Street veteran Harry "Hersh" Cohen and co-manager Scott K. Glasser, the Smith Barney Appreciation Fund Inc. is a core growth portfolio designed to capture the upside potential of stocks with potentially less downside risk.

[GRAPHIC] Timely Investment Opportunities
          The classic approach to growth practiced by Hersh and Scott potentially allows them to identify industry leaders, while maintaining a relatively conservative portfolio with the potential for competitive returns.
[GRAPHIC] A Prudent Strategy
          Hersh and Scott carefully look at companies with relatively low price-to-earnings ("P/E") ratios* and strong earnings growth forecasts. They know that to make money, you have to invest it, not chase it.
[GRAPHIC] A Distinguished History of Managing Your Serious Money
          Founded in 1873 and 1892, respectively, the firms of Charles D.
          Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

          At Citigroup Asset Management, you have access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.



          --------
         * The P/E ratio is the price of a stock divided by its earnings per share.

  1 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken
R. JAY GERKEN
Chairman, President and Chief Executive Officer

Dear Shareholder,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Smith Barney Appreciation Fund Inc. ("Fund"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Fund's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's management team through periodically providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.


Enclosed herein is the annual report for the Fund for the year ended December 31, 2002. In this report, the Fund's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,


/s/ R. Jay Gerken

R. Jay Gerken
Chairman, President and
Chief Executive Officer


  2 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

                            LETTER FROM THE MANAGER


Performance Review
For the year ended December 31, 2002, the Fund's Class A shares, without sales charges, returned negative 17.00%. In comparison, the S&P 500 Index/1/ returned negative 22.09% for the same period.

Portfolio Manager Market Overview
In a climate filled with negative sentiment, and despite a year in which stocks did far worse than anticipated, we are reiterating the more upbeat stance that we adopted over the past six months. With the prevalent sense of malaise about the economy and geopolitical issues, the financial markets stand in direct contrast to where they were three years ago. Instead of wildly optimistic and ultimately unrealistic expectations, the markets have now baked in a set of "worst-case" assumptions. It would be hard to conjure up any additional issues that would cause investors to worry. Both sentiment and valuations have been beaten down to levels that, in our experience, correspond to infrequent but major turning points. We have pointed out in the past that the major market bottoms since World War II: 1962, 1974 and 1987, have all occurred amidst a discouraging news background and a general sense of foreboding.

With the mood of investors having become so bleak, we are reminded that what is easy to do in financial markets is almost always the wrong thing to do and conversely, what is difficult to do can often produce good results. Three years ago, the easy thing to do was to speculate heavily in technology and telecommunications stocks. That was followed by a decline in the Nasdaq Composite Index/2/ of over 73%, a decline similar in scale to what stocks suffered during the 1929-1932 years of the Great Depression. Today, sobered by losses in portfolio value and infuriated by several headline-making examples of corporate malfeasance and accounting scandals, people seem to be heading for the exits and ignoring a market where solid companies have gone on sale from a lack of interest by buyers.

Portfolio Manager Fund Overview
Throughout our experience in managing portfolios, we have tried to behave consistently by looking for what we believe are good values in companies with dominant positions in their industries, superior balance sheets, products that people want or need, and managements with the ability to properly guide the business. These principles have tended to lead us to companies with the ability to pay rising streams of dividends, or to re-invest in research and development of new products. By integrating our views of market sentiment and valuation, we then adjust the asset mix with cash reserves as we see fit. Additionally, we try to use discipline on both buy and sell decisions, with an emphasis on trying to not overpay for good companies. We believe that this approach has made the Fund a compelling investment choice for investors seeking long-term growth with careful attention paid to managing risk. However, in 2002, more so than we have seen in past years, few sectors exhibited what we believe to be strong, lasting leadership.

During the past year the Fund benefited from a decision to favor industrial stocks. The 3M Co. (Minnesota Mining & Manufacturing Co.), which we praised in last year's annual report, was one of the Fund's largest positive contributors to returns over the past calendar year. The company's emphasis on managing costs, coupled with strong productivity and capital discipline, produced what we feel are solid results despite a tough environment. Other industrial companies that helped overall performance include PPG Industries, Inc. and E.I. du Pont de Nemours & Co.

--------
1The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 2The Nasdaq Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.


  3 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

The energy sector, which generally has provided solid gains over the last several years, was mixed in 2002. Encana Corp., one of the Fund's top ten holdings as of the end of the period, contributed positively to performance as investors "discovered" North America's largest and, in our opinion, highest quality oil and gas exploration and production company. In contrast, the Fund's position in ChevronTexaco Corp. was a disappointment to us, as operational issues and poor investments hurt results.

While the Fund remained underweight versus its benchmark for technology stocks during the year, we added exposure during the market swoons of July and September as the selling became first emotional and then, in our opinion, irrational. The Fund's holdings in Microsoft Corp. and International Business Machines Corp. were bolstered, as were its positions in several smaller technology companies. Generally, we continue to look for technology companies that we believe have leading and growing market shares, and are well positioned for an eventual rebound in spending.

Finally, the biggest disappointment of the year in terms of returns was the Fund's position in AOL Time Warner, Inc. We now believe that we originally underestimated the deterioration in the AOL online business and overestimated the skill and prowess of the prior management team in achieving promised merger synergies.

Portfolio Manager Market and Fund Outlook
We find no consolation in the fact that, despite negative absolute performance, on a relative basis the Fund has outperformed its benchmark, the S&P 500 Index, during the bear market of the past three years. Our personal benchmark, the one we use to gauge our own success or failure, is far more stringent: put simply, we strive to avoid declines in asset value during difficult markets. In our opinion, the problem in 2002 was that there simply was no refuge to be found in the stock market. The market crash in July 2002, which we believe was largely fueled by investors' perceptions that the market was flawed, resulted in a comprehensive decline in almost every asset class -- growth, value, large cap or small cap. In our opinion, many Fund managers sold what they could, not what they should.

Those are some of the reasons why we say that the markets now are more vulnerable to upside surprises than they are to further bad news. We can conjure up images of several things that could lead to positive changes in sentiment, while believing that so much negativity is already priced into stocks. It is already known that there is tremendous liquidity being pumped into the economy by the U.S. Federal Reserve Board ("Fed"). But, for example, what if the tensions over Iraq are resolved without a shooting war? Or perhaps, because of previous cost cutting efforts, some big companies came through with better-than-expected earnings? Or the housing market stayed strong because of the ultra-low interest rates? Or oil prices declined enough to give consumers an effective boost in discretionary spending and industrial companies a boost from lower costs? Or agreement could be reached on a health-care plan that alleviated peoples' fear over coverage? Or the fiscal stimulus package out of Washington had mass appeal and offered truly stimulative relief for the working poor? We have long favored a cut in the payroll tax, because we believe that it is so devastating to the average worker trying to make ends meet. An end to double taxation of dividends would also be nice, but it needs to be accompanied by that payroll tax cut, as well as other pro-growth policies. In short, we believe the mood of the country about the economy could turn dramatically.

None of these above flights of fancy might actually occur, but then again, none are expected to occur. The markets are in too much of a funk. It is time, in our opinion, to start thinking about what could go right, instead of the incessant sense of foreboding which seems amply reflected in the markets.

  4 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

Thank you for your investment in the Smith Barney Appreciation Fund Inc. We look forward to continuing to help you meet your investment objectives.



Sincerely,


/s/ Harry "Hersh" D. Cohen                 /s/ Scott K. Glasser

Harry "Hersh" D. Cohen                     Scott K. Glasser
Vice President and Investment Officer      Vice President and Investment Officer

January 15, 2003



The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 11 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.


  5 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

          SMITH BARNEY APPRECIATION FUND INC. at a Glance (unaudited)


 TOP TEN HOLDINGS*+


 1. Berkshire Hathaway Inc., Class A Shares................. 8.6%
 2. Microsoft Corp.......................................... 3.8
 3. The St. Paul Cos., Inc.................................. 3.3
 4. 3M Co................................................... 2.7
 5. Encana Corp............................................. 2.6
 6. Pfizer Inc.............................................. 2.5
 7. Exxon Mobil Corp........................................ 2.4
 8. Kimberly-Clark Corp..................................... 2.2
 9. Gillette Co............................................. 2.1
10. Johnson & Johnson....................................... 1.9


                          INDUSTRY DIVERSIFICATION*+


                    [CHART]

Banking                                     3.5%
Basic Materials                             3.2%
Broadcasting, Entertainment & Leisure       8.1%
Consumer Non-Cyclicals                     11.3%
Diversified/Conglomerate                   13.0%
Healthcare/Drugs/Hospital Supplies          9.9%
Insurance                                   6.7%
Oil and Gas                                 8.2%
Retail                                      4.4%
Technology                                 14.7%
Other                                      17.0%


                            INVESTMENT BREAKDOWN*++

             [CHART]

Repurchase Agreements        10.5%
Common Stock                 89.5%

* These holdings are as of December 31, 2002 and are subject to change. + As a percentage of total common stock.
++As a percentage of total investments.

  6 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                                     Net Asset Value
                                    -----------------
                                    Beginning   End    Income   Capital Gain      Total
Year Ended                           of Year  of Year Dividends Distributions  Returns/(1)+/
--------------------------------------------------------------------------------------------
12/31/02                             $13.69   $11.13    $0.01       $0.22        (17.00)%
------------------------------------------------------------------------------------------
12/31/01                              14.55    13.69     0.08        0.29         (3.44)
------------------------------------------------------------------------------------------
12/31/00                              15.73    14.55     0.15        1.15          0.73
------------------------------------------------------------------------------------------
12/31/99                              15.31    15.73     0.14        1.67         15.08
------------------------------------------------------------------------------------------
12/31/98                              13.92    15.31     0.18        1.23         20.45
------------------------------------------------------------------------------------------
12/31/97                              12.85    13.92     0.20        2.09         26.29
------------------------------------------------------------------------------------------
12/31/96                              11.90    12.85     0.19        1.14         19.25
------------------------------------------------------------------------------------------
12/31/95                              10.15    11.90     0.20        1.00         29.26
------------------------------------------------------------------------------------------
12/31/94                              11.01    10.15     0.18        0.60         (0.77)
------------------------------------------------------------------------------------------
12/31/93                              10.66    11.01     0.16        0.36          8.13
------------------------------------------------------------------------------------------
Total                                                   $1.49       $9.75
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                                     Net Asset Value
                                    -----------------
                                    Beginning   End    Income   Capital Gain      Total
Year Ended                           of Year  of Year Dividends Distributions  Returns/(1)+/
--------------------------------------------------------------------------------------------
12/31/02                             $13.58   $10.95    $0.00       $0.22        (17.70)%
------------------------------------------------------------------------------------------
12/31/01                              14.47    13.58     0.00        0.29         (4.20)
------------------------------------------------------------------------------------------
12/31/00                              15.66    14.47     0.03        1.15         (0.12)
------------------------------------------------------------------------------------------
12/31/99                              15.26    15.66     0.02        1.67         14.19
------------------------------------------------------------------------------------------
12/31/98                              13.88    15.26     0.06        1.23         19.52
------------------------------------------------------------------------------------------
12/31/97                              12.81    13.88     0.06        2.09         25.31
------------------------------------------------------------------------------------------
12/31/96                              11.88    12.81     0.09        1.14         18.29
------------------------------------------------------------------------------------------
12/31/95                              10.14    11.88     0.11        1.00         28.29
------------------------------------------------------------------------------------------
12/31/94                              11.00    10.14     0.10        0.60         (1.53)
------------------------------------------------------------------------------------------
12/31/93                              10.65    11.00     0.08        0.36          7.38
------------------------------------------------------------------------------------------
Total                                                   $0.55       $9.75
------------------------------------------------------------------------------------------


  7 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                                     Net Asset Value
                                    -----------------
                                    Beginning   End    Income   Capital Gain      Total
Year Ended                           of Year  of Year Dividends Distributions  Returns/(1)+/
--------------------------------------------------------------------------------------------
12/31/02                             $13.58   $10.96    $0.00*      $0.22        (17.62)%
------------------------------------------------------------------------------------------
12/31/01                              14.47    13.58     0.00        0.29         (4.20)
------------------------------------------------------------------------------------------
12/31/00                              15.65    14.47     0.03        1.15         (0.07)
------------------------------------------------------------------------------------------
12/31/99                              15.26    15.65     0.02        1.67         14.12
------------------------------------------------------------------------------------------
12/31/98                              13.88    15.26     0.06        1.23         19.52
------------------------------------------------------------------------------------------
12/31/97                              12.81    13.88     0.06        2.09         25.31
------------------------------------------------------------------------------------------
12/31/96                              11.88    12.81     0.10        1.14         18.34
------------------------------------------------------------------------------------------
12/31/95                              10.14    11.88     0.11        1.00         28.29
------------------------------------------------------------------------------------------
12/31/94                              11.00    10.14     0.11        0.60         (1.41)
------------------------------------------------------------------------------------------
Inception** -- 12/31/93               10.99    11.00     0.08        0.36          4.09++
------------------------------------------------------------------------------------------
Total                                                   $0.57       $9.75
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                                     Net Asset Value
                                    -----------------
                                    Beginning   End    Income   Capital Gain      Total
Year Ended                           of Year  of Year Dividends Distributions  Returns/(1)+/
--------------------------------------------------------------------------------------------
12/31/02                             $13.67   $11.15    $0.01       $0.22        (16.71)%
------------------------------------------------------------------------------------------
12/31/01                              14.52    13.67     0.12        0.29         (3.07)
------------------------------------------------------------------------------------------
12/31/00                              15.69    14.52     0.20        1.15          1.07
------------------------------------------------------------------------------------------
12/31/99                              15.28    15.69     0.20        1.67         15.40
------------------------------------------------------------------------------------------
12/31/98                              13.93    15.28     0.29        1.23         20.93
------------------------------------------------------------------------------------------
12/31/97                              12.86    13.93     0.25        2.09         26.70
------------------------------------------------------------------------------------------
Inception** -- 12/31/96               12.10    12.86     0.22        1.14         17.65++
------------------------------------------------------------------------------------------
Total                                                   $1.29       $7.79
------------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Z SHARES

                                     Net Asset Value
                                    -----------------
                                    Beginning   End    Income   Capital Gain      Total
Year Ended                           of Year  of Year Dividends Distributions  Returns/(1)+/
--------------------------------------------------------------------------------------------
12/31/02                             $13.68   $11.16    $0.01       $0.22        (16.70)%
------------------------------------------------------------------------------------------
12/31/01                              14.54    13.68     0.12        0.29         (3.14)
------------------------------------------------------------------------------------------
12/31/00                              15.71    14.54     0.20        1.15          1.07
------------------------------------------------------------------------------------------
12/31/99                              15.29    15.71     0.20        1.67         15.46
------------------------------------------------------------------------------------------
12/31/98                              13.94    15.29     0.29        1.23         20.91
------------------------------------------------------------------------------------------
12/31/97                              12.87    13.94     0.26        2.09         26.72
------------------------------------------------------------------------------------------
12/31/96                              11.91    12.87     0.23        1.14         19.66
------------------------------------------------------------------------------------------
12/31/95                              10.16    11.91     0.23        1.00         29.52
------------------------------------------------------------------------------------------
12/31/94                              11.02    10.16     0.22        0.60         (0.41)
------------------------------------------------------------------------------------------
12/31/93                              10.66    11.02     0.18        0.36          8.47
------------------------------------------------------------------------------------------
Total                                                   $1.94       $9.75
------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


  8 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

                                      Without Sales Charges/(1)/
                             ------------------------------------------
                             Class A  Class B  Class L  Class Y  Class Z
-------------------------------------------------------------------------
Year Ended 12/31/02          (17.00)% (17.70)% (17.62)% (16.71)% (16.70)%
-------------------------------------------------------------------------
Five Years Ended 12/31/02      2.27     1.45     1.47     2.63     2.63
-------------------------------------------------------------------------
Ten Years Ended 12/31/02       8.86     8.01      N/A      N/A     9.22
-------------------------------------------------------------------------
Inception** through 12/31/02  10.94     8.23     7.78     7.94     9.43
-------------------------------------------------------------------------
                                       With Sales Charges/(2)/
                             ------------------------------------------
                             Class A  Class B  Class L  Class Y  Class Z
-------------------------------------------------------------------------
Year Ended 12/31/02          (21.15)% (21.73)% (19.26)% (16.71)% (16.70)%
-------------------------------------------------------------------------
Five Years Ended 12/31/02      1.23     1.30     1.27     2.63     2.63
-------------------------------------------------------------------------
Ten Years Ended 12/31/02       8.31     8.01      N/A      N/A     9.22
-------------------------------------------------------------------------
Inception** through 12/31/02  10.76     8.23     7.67     7.94     9.43
-------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                           Without Sales Charges/(1)/
---------------------------------------------------------------------
Class A (12/31/92 through 12/31/02)                133.74%
-------------------------------------------------------------------
Class B (12/31/92 through 12/31/02)                116.09
-------------------------------------------------------------------
Class L (Inception** through 12/31/02)             109.99
-------------------------------------------------------------------
Class Y (Inception** through 12/31/02)              69.74
-------------------------------------------------------------------
Class Z (12/31/92 through 12/31/02)                141.55
-------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 *  Amount represents less than $0.01 per share.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
** The inception dates for Class A, B, L, Y and Z shares are March 10, 1970, November 6, 1992, February 4, 1993, January 30, 1996 and November 6, 1992, respectively.


  9 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



Value of $10,000 Invested in Class A Shares of the
Smith Barney Appreciation Fund Inc. vs. the S&P 500 Index+
--------------------------------------------------------------------------------
                        December 1992 -- December 2002

                      [CHART]

            Smith Barney
        Appreciation Fund Inc.
         - Class A Shares        S & P 500 Index
        ----------------------  -----------------
 12/92         $ 9,501              $10,000
 12/93          10,274               11,005
 12/94          10,194               11,150
 12/95          13,177               15,335
 12/96          15,714               18,854
 12/97          19,845               25,143
 12/98          23,903               32,369
 12/99          27,507               39,178
 12/00          27,708               35,611
 12/01          26,755               31,382
 12/02          22,207               24,448

+ Hypothetical illustration of $10,000 invested in Class A shares on December
  31, 1992, assuming deduction of the maximum 5.00% sales charge and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2002. The S&P 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  10 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2002



   SHARES                         SECURITY                           VALUE
----------------------------------------------------------------------------------
COMMON STOCK -- 89.5%
Aerospace and Defense -- 0.8%
      400,000 Lockheed Martin Corp.                             $    23,100,000
      100,000 Northrop Grumman Corp.                                  9,700,000
-------------------------------------------------------------------------------
                                                                     32,800,000
-------------------------------------------------------------------------------
Banking -- 3.1%
    1,100,000 Bank One Corp.                                         40,205,000
      300,000 M&T Bank Corp.                                         23,805,000
      900,000 Washington Mutual, Inc.                                31,077,000
      700,000 Wells Fargo & Co.                                      32,809,000
-------------------------------------------------------------------------------
                                                                    127,896,000
-------------------------------------------------------------------------------
Basic Materials -- 2.8%
    1,000,000 Alcoa, Inc.                                            22,780,000
    1,000,000 Newmont Mining Corp.+                                  29,030,000
      700,000 Nucor Corp.                                            28,910,000
      700,000 Weyerhaeuser Co.                                       34,447,000
-------------------------------------------------------------------------------
                                                                    115,167,000
-------------------------------------------------------------------------------
Broadcasting, Entertainment and Leisure -- 7.2%
    2,000,000 AOL Time Warner, Inc.*                                 26,200,000
    2,600,000 Cablevision Systems -- NY Group, Class A Shares+*      43,524,000
    2,400,000 Comcast Corp.*                                         54,216,000
    1,150,000 SBS Broadcasting S.A.+*                                16,699,150
    1,000,000 Shaw Communications Inc., Class B Shares+              10,280,000
    1,650,000 USA Interactive+*                                      37,818,000
    1,000,000 Viacom Inc., Class B Shares*                           40,760,000
    4,000,000 The Walt Disney Co.                                    65,240,000
-------------------------------------------------------------------------------
                                                                    294,737,150
-------------------------------------------------------------------------------
Chemicals -- 2.7%
    1,100,000 E.I. du Pont de Nemours & Co.                          46,640,000
    1,250,000 PPG Industries, Inc.                                   62,687,500
-------------------------------------------------------------------------------
                                                                    109,327,500
-------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 10.1%
      446,600 Del Monte Foods Co.*                                    3,438,820
      900,000 General Mills, Inc.                                    42,255,000
    2,500,000 Gillette Co.                                           75,900,000
    1,000,000 H.J. Heinz Co.                                         32,870,000
      333,965 Hershey Foods Corp.                                    22,522,600
    1,700,000 Kimberly-Clark Corp.                                   80,699,000
    1,600,000 PepsiCo, Inc.                                          67,552,000
      500,000 The Procter & Gamble Co.                               42,970,000
      800,000 Wm. Wrigley Jr., Co.+                                  43,904,000
-------------------------------------------------------------------------------
                                                                    412,111,420
-------------------------------------------------------------------------------
Consumer Services -- 0.2%
      400,000 Coinstar, Inc.+*                                        9,060,000
-------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  11 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002



   SHARES                    SECURITY                      VALUE
---------------------------------------------------------------------
Diversified/Conglomerate -- 11.6%
     800,000 3M Co.                                   $    98,640,000
       4,300 Berkshire Hathaway Inc., Class A Shares*     312,825,000
   2,500,000 General Electric Co.                          60,875,000
---------------------------------------------------------------------
                                                          472,340,000
---------------------------------------------------------------------
Healthcare/Drugs/Hospital Supplies -- 8.9%
     700,000 Amgen Inc.*                                   33,838,000
     494,000 Dade Behring Holdings Inc.*                    7,706,400
     300,000 Eli Lilly & Co.                               19,050,000
     500,000 IDEC Pharmaceuticals Corp.+*                  16,585,000
   1,300,000 Johnson & Johnson                             69,823,000
     335,000 Martek Biosciences Corp.+*                     8,428,600
   1,100,000 Merck & Co., Inc.                             62,271,000
     300,000 Millennium Pharmaceuticals, Inc.*              2,382,000
     500,000 Novartis AG ADR                               18,365,000
   3,000,000 Pfizer Inc.                                   91,710,000
     500,000 Shire Pharmaceuticals Group PLC ADR+*          9,445,000
     462,150 Telik, Inc.+*                                  5,388,669
     200,000 Versicor, Inc.+*                               2,158,000
     400,000 Wyeth                                         14,960,000
---------------------------------------------------------------------
                                                          362,110,669
---------------------------------------------------------------------
Hotels and Motels -- 0.6%
   1,100,000 Fairmont Hotels & Resorts Inc.                25,905,000
---------------------------------------------------------------------
Insurance -- 6.0%
     900,000 American International Group, Inc.            52,065,000
     800,000 Chubb Corp.                                   41,760,000
   1,000,000 Old Republic International Corp.              28,000,000
   3,550,000 The St. Paul Cos., Inc.                      120,877,500
---------------------------------------------------------------------
                                                          242,702,500
---------------------------------------------------------------------
Manufacturing/Building Materials -- 0.6%
   1,200,000 Masco Corp.                                   25,260,000
---------------------------------------------------------------------
Oil, Gas and Coal/Service/Drilling -- 1.2%
     500,000 GlobalSantaFe Corp.                           12,160,000
     200,000 Kerr-McGee Corp.                               8,860,000
     650,000 Schlumberger Ltd.                             27,358,500
---------------------------------------------------------------------
                                                           48,378,500
---------------------------------------------------------------------
Oil and Gas -- 7.4%
     700,000 BP Amoco PLC                                  28,455,000
     700,000 Canadian Natural Resources Ltd.               20,769,000
     800,000 ChevronTexaco Corp.                           53,184,000
   3,050,000 Encana Corp.                                  94,855,000
   2,500,000 Exxon Mobil Corp.                             87,350,000
   1,000,000 Suncor Energy, Inc.+                          15,670,000
---------------------------------------------------------------------
                                                          300,283,000
---------------------------------------------------------------------
Publishing -- 1.8%
     600,000 Gannett Co., Inc.                             43,080,000
     700,000 Meredith Corp.                                28,777,000
---------------------------------------------------------------------
                                                           71,857,000
---------------------------------------------------------------------

                      See Notes to Financial Statements.


  12 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002



   SHARES                   SECURITY                     VALUE
-------------------------------------------------------------------
Real Estate -- 2.0%
    1,274,500 Forest City Enterprises, Inc.+        $    42,504,575
    1,100,000 The St. Joe Corp.+                         33,000,000
      144,600 Tejon Ranch Co.*                            4,294,620
-------------------------------------------------------------------
                                                         79,799,195
-------------------------------------------------------------------
Retail -- 3.9%
    1,700,000 Costco Wholesale Corp.*                    47,702,000
      650,000 The Home Depot, Inc.                       15,574,000
    1,200,000 Wal-Mart Stores, Inc.                      60,612,000
    1,200,000 Walgreen Co.                               35,028,000
-------------------------------------------------------------------
                                                        158,916,000
-------------------------------------------------------------------
Technology -- 13.2%
    5,000,000 Agere Systems Inc., Class A Shares*         7,200,000
    1,600,000 American Power Conversion Corp.+*          24,240,000
      400,000 Applied Materials, Inc.*                    5,212,000
    1,800,000 AVX Corp.+                                 17,640,000
    1,000,000 Cirrus Logic, Inc.*                         2,880,000
    3,000,000 Cisco Systems, Inc.*                       39,300,000
    1,300,000 Comverse Technology, Inc.*                 13,026,000
    3,000,000 Corning Inc.+*                              9,930,000
    1,500,000 EMC Corp.*                                  9,210,000
      700,000 First Data Corp.                           24,787,000
    2,200,000 Intel Corp.                                34,254,000
      650,000 International Business Machines Corp.      50,375,000
    1,000,000 JDS Uniphase Corp.+*                        2,470,000
    2,000,000 Maxtor Corp.*                              10,120,000
      750,000 Mettler-Toledo International Inc.*         24,045,000
    2,700,000 Microsoft Corp.*                          139,590,000
    1,200,000 Molex Inc., Class A Shares                 23,868,000
      470,000 ScanSoft, Inc.+*                            2,444,000
    1,900,000 Solectron Corp.*                            6,745,000
    1,500,000 Sun Microsystems, Inc.*                     4,665,000
    1,500,000 Sybase, Inc.+*                             20,100,000
    2,300,000 Texas Instruments Inc.                     34,523,000
    1,500,000 Vishay Intertechnology, Inc.*              16,770,000
    2,000,000 Western Digital Corp.+*                    12,780,000
      300,000 Wind River Systems, Inc.*                   1,230,000
-------------------------------------------------------------------
                                                        537,404,000
-------------------------------------------------------------------
Telephone/Communications -- 2.0%
    1,800,000 SBC Communications Inc.                    48,798,000
      400,000 Verizon Communications Inc.                15,500,000
      900,000 Vodafone Group PLC ADR                     16,308,000
-------------------------------------------------------------------
                                                         80,606,000
-------------------------------------------------------------------
Transportation -- 2.2%
    1,150,000 Burlington Northern Santa Fe Corp.         29,911,500
    1,200,000 Canadian Pacific Ltd.                      23,640,000
    1,000,000 Delphi Corp.                                8,050,000

                      See Notes to Financial Statements.


  13 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002



   SHARES                                                 SECURITY                                                   VALUE
-------------------------------------------------------------------------------------------------------------------------------
Transportation -- 2.2% (continued)
   1,000,000 Florida East Coast Industries, Inc.+                                                               $    23,200,000
     231,033 Florida East Coast Industries, Inc., Class B Shares+                                                     5,098,898
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     89,900,398
-------------------------------------------------------------------------------------------------------------------------------
Utilities -- 0.5%
     500,000 Ameren Corp.                                                                                            20,785,000
-------------------------------------------------------------------------------------------------------------------------------
Waste Disposal -- 0.7%
   1,200,000 Waste Management, Inc.                                                                                  27,504,000
-------------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $3,262,920,779)                                                                             3,644,850,332
-------------------------------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                                                 SECURITY                                                   VALUE
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 10.5%
$ 29,312,000 Merrill Lynch & Co., Inc., 1.050% due 1/2/03; Proceeds at maturity -- $29,313,710;
               (Fully collateralized by Federal Farm Credit Bank, Federal Home Loan Bank, Freddie Mac, Fannie
               Mae and Sallie Mae Notes, Bonds and Debentures, 0.000% to 7.450% due 8/15/03 to 11/15/17;
               Market value -- $29,898,249)                                                                          29,312,000
 400,000,000 UBS PaineWebber Inc., 1.110% due 1/2/03; Proceeds at maturity -- $400,024,667;
               (Fully collateralized by U.S. Treasury Notes and Bonds, 3.375% to 3.625% due 1/15/07 to 4/15/28;
               Market value -- $408,001,877)                                                                        400,000,000
-------------------------------------------------------------------------------------------------------------------------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost -- $429,312,000)                                                                                 429,312,000
-------------------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $3,692,232,779**)                                                                         $ 4,074,162,332
-------------------------------------------------------------------------------------------------------------------------------

 +All or a portion of this security is on loan (See Note 7).
 * Non-income producing security.
** Aggregatecost for Federal income tax purposes is $3,715,893,635.

                      See Notes to Financial Statements.


  14 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2002


ASSETS:
   Investments, at value (Cost -- $3,262,920,779)            $3,644,850,332
   Repurchase agreements, at value (Cost -- $429,312,000)       429,312,000
   Cash                                                                 865
   Collateral for securities on loan (Note 7)                   134,425,885
   Receivable for Fund shares sold                                5,955,513
   Dividends and interest receivable                              5,484,194
---------------------------------------------------------------------------
   Total Assets                                               4,220,028,789
---------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 7)                      134,425,885
   Payable for securities purchased                              38,153,050
   Payable for Fund shares purchased                              3,445,877
   Investment advisory fee payable                                1,493,280
   Administration fee payable                                       548,625
   Distribution fees payable                                        394,297
   Accrued expenses                                                 696,332
---------------------------------------------------------------------------
   Total Liabilities                                            179,157,346
---------------------------------------------------------------------------
Total Net Assets                                             $4,040,871,443
---------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                               $      364,613
   Capital paid in excess of par value                        3,746,172,884
   Undistributed net investment income                           12,395,804
   Accumulated net realized loss from security transactions
     and futures contracts                                      (99,986,559)
   Net unrealized appreciation of investments and foreign
     currencies                                                 381,924,701
---------------------------------------------------------------------------
Total Net Assets                                             $4,040,871,443
---------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                      222,393,901
----------------------------------------------------------------------------
   Class B                                                       79,495,964
----------------------------------------------------------------------------
   Class L                                                       29,008,586
----------------------------------------------------------------------------
   Class Y                                                        7,615,815
----------------------------------------------------------------------------
   Class Z                                                       26,099,143
----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                    $11.13
----------------------------------------------------------------------------
   Class B *                                                         $10.95
----------------------------------------------------------------------------
   Class L **                                                        $10.96
----------------------------------------------------------------------------
   Class Y (and redemption price)                                    $11.15
----------------------------------------------------------------------------
   Class Z (and redemption price)                                    $11.16
----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value
     per share)                                                      $11.72
----------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value
     per share)                                                      $11.07
---------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


  15 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME:
   Dividends                                                    $  54,753,733
   Interest                                                         9,424,158
   Less: Foreign withholding tax                                     (335,931)
-----------------------------------------------------------------------------
   Total Investment Income                                         63,841,960
-----------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                      19,440,998
   Investment advisory fee (Note 2)                                18,740,963
   Administration fee (Note 2)                                      6,885,355
   Shareholder servicing fees                                       5,140,679
   Shareholder communications                                         662,033
   Custody                                                            200,447
   Registration fees                                                  143,651
   Audit and legal                                                     78,352
   Directors' fees                                                     66,012
   Other                                                               39,654
-----------------------------------------------------------------------------
   Total Expenses                                                  51,398,144
-----------------------------------------------------------------------------
Net Investment Income                                              12,443,816
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCIES (NOTES 3 AND 6):
   Realized Loss From:
     Security transactions (excluding short-term securities)      (79,370,067)
     Futures contracts                                             (4,019,002)
     Foreign currency transactions                                     (1,705)
-----------------------------------------------------------------------------
   Net Realized Loss                                              (83,390,774)
-----------------------------------------------------------------------------
   Change in Net Unrealized Appreciation From:
     Security transactions                                       (784,390,080)
     Foreign currency transactions                                     (4,149)
-----------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                       (784,394,229)
-----------------------------------------------------------------------------
Net Loss on Investments, Futures Contracts and Foreign
   Currencies                                                    (867,785,003)
-----------------------------------------------------------------------------
Decrease in Net Assets From Operations                          $(855,341,187)
-----------------------------------------------------------------------------

                      See Notes to Financial Statements.


  16 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,



                                                                        2002            2001
--------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                           $   12,443,816  $   23,161,866
   Net realized gain (loss)                                           (83,390,774)     73,313,575
   Decrease in net unrealized appreciation                           (784,394,229)   (283,187,220)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                            (855,341,187)   (186,711,779)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               (1,600,870)    (21,644,708)
   Net realized gains                                                 (78,435,627)   (100,906,031)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders          (80,036,497)   (122,550,739)
-------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                   740,110,388     978,094,352
   Net asset value of shares issued for reinvestment of dividends      74,953,797     114,462,826
   Cost of shares reacquired                                         (787,285,503)   (881,255,797)
-------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                 27,778,682     211,301,381
-------------------------------------------------------------------------------------------------
Decrease in Net Assets                                               (907,599,002)    (97,961,137)

NET ASSETS:
   Beginning of year                                                4,948,470,445   5,046,431,582
-------------------------------------------------------------------------------------------------
   End of year*                                                    $4,040,871,443  $4,948,470,445
-------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                    $12,395,804      $1,554,563
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



  17 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Smith Barney Appreciation Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices; Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Fund's board of directors; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence;
(f) interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized gain of $2,300,000 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser of the Fund. The Fund pays SBFM an investment advisory fee calculated at the annual rate of 0.55% on the Fund's average daily net assets up to $250 million; 0.513% on the next $250 million; 0.476% on the next $500 million; 0.439% on the next $1 billion; 0.402% on the next $1 billion; and 0.365% on average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

SBFM also serves as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% on the Fund's average daily net assets up to $250 million; 0.187% on the next $250 million; 0.174% on the next $500 million; 0.161% on the next $1 billion; 0.148% on the next $1 billion and 0.135% on the average daily net assets in excess of $3 billion. This fee is calculated daily and paid monthly.

  18 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the year ended December 31, 2002, the Fund paid transfer agent fees of $3,402,023 to CTB.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. In addition, SSB and certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the year ended December 31, 2002, SSB and its affiliates received brokerage commissions of $220,283.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2002, SSB and its affiliates received sales charges of approximately $5,451,000 and $895,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended December 31, 2002, CDSCs paid to SSB and its affiliates were approximately:

                                              Class A  Class B   Class L
------------------------------------------------------------------------
CDSCs                                         $4,000  $1,598,000 $77,000
-----------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class to SSB. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each class to SSB.

For the year ended December 31, 2002, total Distribution Plan fees were as follows:

                                               Class A    Class B    Class L
------------------------------------------------------------------------------
Distribution Plan Fees                        $6,971,035 $9,569,542 $2,900,421
-----------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------
Purchases                                $3,099,514,306
------------------------------------------------------
Sales                                     2,889,866,351
------------------------------------------------------

  19 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

-----------------------------------------------------
Gross unrealized appreciation           $ 640,550,080
Gross unrealized depreciation            (282,281,383)
-----------------------------------------------------
Net unrealized appreciation             $ 358,268,697
-----------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Fund exercises a call option, the cost of the security that the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2002, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines. The risk in writing call option is the Fund is exposed to the risk of the market price of the underlying security increases.

During the year ended December 31, 2002, the Fund did not enter into any written call or put option contracts.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to

  20 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2002, the Fund did not hold any futures contracts.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Fund loaned securities having a market value of $125,755,682. The Fund received cash collateral amounting to $134,425,885 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by the Fund from securities lending for the year ended December 31, 2002 was $377,866.

8. Capital Loss Carryforward

At December 31, 2002, the Fund had, for Federal income tax purposes, approximately $67,381,000 of capital loss carryforwards available to offset future capital gains, expiring in 2010. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

In addition, the Fund had $8,945,096 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

9. Income Tax Information and Distributions to Shareholders

At December 31, 2002 the tax basis components of distributable earnings were:

-------------------------------------------------
Undistributed ordinary income       $ 12,406,599
------------------------------------------------
Accumulated capital loss             (67,380,606)
------------------------------------------------
Unrealized appreciation              358,263,845
------------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.

  21 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

The tax character of distributions paid during the year ended December 31, 2002 was:

-----------------------------------------------
Ordinary income                     $ 1,600,870
Long-term capital gain               78,435,627
----------------------------------------------
Total                               $80,036,497
----------------------------------------------

10.Capital Shares

At December 31, 2002, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights except that each class bears expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                               Year Ended                  Year Ended
                            December 31, 2002           December 31, 2001
                       --------------------------  --------------------------
                          Shares        Amount        Shares        Amount
  ----------------------------------------------------------------------------
  Class A
  Shares sold           23,322,712  $ 288,859,068   34,868,215  $ 489,763,147
  Shares issued on
   reinvestment          4,425,878     47,578,185    5,564,254     78,842,578
  Shares reacquired    (34,691,639)  (420,120,972) (31,797,402)  (446,384,725)
  ---------------------------------------------------------------------------
  Net Increase
   (Decrease)           (6,943,049) $ (83,683,719)   8,635,067  $ 122,221,000
  ---------------------------------------------------------------------------
  Class B
  Shares sold           18,924,345  $ 229,607,053   14,700,181  $ 201,277,801
  Shares issued on
   reinvestment          1,536,921     16,306,724    1,608,773     22,764,135
  Shares reacquired    (20,591,363)  (248,581,737) (26,838,455)  (372,660,378)
  ---------------------------------------------------------------------------
  Net Decrease            (130,097) $  (2,667,960) (10,529,501) $(148,618,442)
  ---------------------------------------------------------------------------
  Class L
  Shares sold           13,584,475  $ 163,337,685    8,458,365  $ 115,851,360
  Shares issued on
   reinvestment            468,056      4,970,758      310,068      4,384,361
  Shares reacquired     (4,658,899)   (54,604,420)  (2,262,277)   (30,969,914)
  ---------------------------------------------------------------------------
  Net Increase           9,393,632  $ 113,704,023    6,506,156  $  89,265,807
  ---------------------------------------------------------------------------
  Class Y
  Shares sold            1,554,484  $  18,265,106      267,108  $   3,714,927
  Shares issued on
   reinvestment                 --             --           --             --
  Shares reacquired       (292,227)    (3,482,676)     (33,330)      (487,170)
  ---------------------------------------------------------------------------
  Net Increase           1,262,257  $  14,782,430      233,778  $   3,227,757
  ---------------------------------------------------------------------------
  Class Z
  Shares sold            3,219,131  $  40,041,476   11,726,462  $ 167,487,117
  Shares issued on
   reinvestment            566,741      6,098,130      601,675      8,471,752
  Shares reacquired     (5,041,538)   (60,495,698)  (2,238,169)   (30,753,610)
  ---------------------------------------------------------------------------
  Net Increase
   (Decrease)           (1,255,666) $ (14,356,092)  10,089,968  $ 145,205,259
  ---------------------------------------------------------------------------

  22 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                            2002/(1)/  2001/(1)/  2000/(1)/  1999/(1)/  1998/(1)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $13.69     $14.55     $15.73     $15.31     $13.92
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.06       0.10       0.16       0.15       0.18
 Net realized and unrealized gain (loss)   (2.39)     (0.59)     (0.04)      2.08       2.62
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (2.33)     (0.49)      0.12       2.23       2.80
------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.01)     (0.08)     (0.15)     (0.14)     (0.18)
 Net realized gains                        (0.22)     (0.29)     (1.15)     (1.67)     (1.23)
------------------------------------------------------------------------------------------
Total Distributions                        (0.23)     (0.37)     (1.30)     (1.81)     (1.41)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $11.13     $13.69     $14.55     $15.73     $15.31
------------------------------------------------------------------------------------------
Total Return                              (17.00)%    (3.44)%     0.73%     15.08%     20.45%
------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)        $2,476     $3,140     $3,212     $3,326     $2,959
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   0.95%      0.92%      0.90%      0.92%      0.95%
 Net investment income                      0.48       0.68       1.02       0.96       1.23
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       74%        62%        61%        71%        63%
------------------------------------------------------------------------------------------


Class B Shares                           2002/(1)/   2001/(1)/   2000/(1)/   1999/(1)/   1998/(1)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $13.58      $14.47     $15.66      $15.26      $13.88
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)              (0.05)      (0.02)      0.03        0.03        0.06
 Net realized and unrealized gain (loss)   (2.36)      (0.58)     (0.04)       2.06        2.61
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (2.41)      (0.60)     (0.01)       2.09        2.67
-----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                        --          --      (0.03)      (0.02)      (0.06)
 Net realized gains                        (0.22)      (0.29)     (1.15)      (1.67)      (1.23)
-----------------------------------------------------------------------------------------------
Total Distributions                        (0.22)      (0.29)     (1.18)      (1.69)      (1.29)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $10.95      $13.58     $14.47      $15.66      $15.26
-----------------------------------------------------------------------------------------------
Total Return                              (17.70)%     (4.20)%    (0.12)%     14.19%      19.52%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $871      $1,081     $1,305      $1,755      $1,553
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.82%       1.76%      1.69%       1.70%       1.73%
 Net investment income (loss)              (0.38)      (0.17)      0.23        0.17        0.44
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       74%         62%        61%         71%         63%
-----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

  23 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                              2002/(1)/   2001/(1)/   2000/(1)/   1999/(1)/ 1998/(1)(2)/
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $     13.58   $   14.47   $   15.65   $   15.26   $  13.88
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                  (0.04)      (0.02)       0.03        0.03       0.06
 Net realized and unrealized gain (loss)       (2.36)      (0.58)      (0.03)       2.05       2.61
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (2.40)      (0.60)         --        2.08       2.67
-----------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                         (0.00)*        --       (0.03)      (0.02)     (0.06)
 Net realized gains                            (0.22)      (0.29)      (1.15)      (1.67)     (1.23)
-----------------------------------------------------------------------------------------------------
Total Distributions                            (0.22)      (0.29)      (1.18)      (1.69)     (1.29)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $     10.96   $   13.58   $   14.47   $   15.65   $  15.26
-----------------------------------------------------------------------------------------------------
Total Return                                  (17.62)%     (4.20)%     (0.07)%     14.12%     19.52%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $317,946    $266,394    $189,725    $161,491    $83,215
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                       1.75%       1.72%       1.72%       1.71%      1.73%
 Net investment income (loss)                  (0.30)      (0.13)       0.20        0.18       0.44
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           74%         62%         61%         71%        63%
-----------------------------------------------------------------------------------------------------


Class Y Shares                              2002/(1)/    2001/(1)/    2000/(1)/    1999/(1)/    1998/(1)/
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $13.67       $14.52       $15.69       $15.28       $13.93
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.10         0.14         0.20         0.21         0.24
 Net realized and unrealized gain (loss)   (2.39)       (0.58)       (0.02)        2.07         2.63
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (2.29)       (0.44)        0.18         2.28         2.87
---------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.01)       (0.12)       (0.20)       (0.20)       (0.29)
 Net realized gains                        (0.22)       (0.29)       (1.15)       (1.67)       (1.23)
---------------------------------------------------------------------------------------------------------
Total Distributions                        (0.23)       (0.41)       (1.35)       (1.87)       (1.52)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $11.15       $13.67       $14.52       $15.69       $15.28
---------------------------------------------------------------------------------------------------------
Total Return                              (16.71)%      (3.07)%       1.07%       15.40%       20.93%
---------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $84,930      $86,823      $88,870      $98,920      $87,041
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   0.59%        0.58%        0.58%        0.57%        0.59%
 Net investment income                      0.85         1.02         1.34         1.30         1.59
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       74%          62%          61%          71%          63%
---------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
 *  Amount represents less than $0.01 per share.

  24 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Z Shares                               2002/(1)/     2001/(1)/      2000/(1)/      1999/(1)/      1998/(1)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $13.68        $14.54         $15.71         $15.29         $13.94
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.10          0.14           0.20           0.21           0.24
 Net realized and unrealized gain (loss)    (2.39)        (0.59)         (0.02)          2.08           2.63
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (2.29)        (0.45)          0.18           2.29           2.87
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.01)        (0.12)         (0.20)         (0.20)         (0.29)
 Net realized gains                         (0.22)        (0.29)         (1.15)         (1.67)         (1.23)
-----------------------------------------------------------------------------------------------------------------
Total Distributions                         (0.23)        (0.41)         (1.35)         (1.87)         (1.52)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $11.16        $13.68         $14.54         $15.71         $15.29
-----------------------------------------------------------------------------------------------------------------
Total Return                               (16.70)%       (3.14)%         1.07%         15.46%         20.91%
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $291,392      $374,267       $251,017       $267,640       $243,609
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.59%         0.59%          0.58%          0.58%          0.59%
 Net investment income                       0.84          1.03           1.34           1.30           1.59
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        74%           62%            61%            71%            63%
-----------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.




 TAX INFORMATION (UNAUDITED)


For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2002:

    . A corporate dividends received deduction of 98.62%.

    . Total long-term capital gain distributions paid of $78,435,627.

A total of 1.38% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

  25 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of the Smith Barney Appreciation Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Appreciation Fund Inc. ("Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                   /s/ KPMG LLP

New York, New York
February 12, 2003

  26 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)



Information about Directors and Officers

The business and affairs of the Smith Barney Appreciation Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund's directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

                                                                                       Number of Portfolios
                                        Term of Office*    Principal Occupation(s)       in Fund Complex           Other
                       Position(s) Held  and Length of           During Past               Overseen by         Directorships
Name, Address and Age     with Fund       Time Served            Five Years                  Director         Held by Director
--------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:

Herbert Barg               Director          Since      Retired                                 44                  None
1460 Drayton Lane                            1995
Wynnewood, PA 19096
Age 79

Dwight B. Crane            Director          Since      Professor--Harvard Business             51                  None
Harvard Business                             1995       School; Self-Employed
School Soldiers Field                                   Consultant; Director of
Morgan Hall #375                                        Vendquest, Inc.; Customer
Boston, MA 02163                                        Dialogue Systems, Inc.;
Age 65                                                  Microforum, Inc.

Burt N. Dorsett            Director          Since      President--Dorsett McCabe               28                  None
201 East 62nd Street                         1973       Capital Management Inc.;
Apt. 3C                                                 Chief Investment Officer--
New York, NY 10021                                      Leeb Capital Management,
Age 72                                                  Inc. 1999-Present; Director of
                                                        Research Corporation
                                                        Technologies

Elliot S. Jaffe            Director          Since      Chairman and Chief Executive            28          The Dress Barn Inc.;
The Dress Barn Inc.                          1988       Officer of The Dress Barn Inc.                      Zweig Total Return
Executive Office                                                                                            Fund; Zweig Fund,
30 Dunnigan Drive                                                                                           Inc.
Suffern, NY 10901
Age 76

Stephen E. Kaufman         Director          Since      Attorney                                62                  None
Stephen E. Kaufman PC                        1995
277 Park Avenue,
47th Floor
New York, NY 10172
Age 71

Joseph J. McCann           Director          Since      Retired                                 28                  None
200 Oak Park Place,                          1995
Suite One
Pittsburgh, PA 15243
Age 72

Cornelius C. Rose, Jr.     Director          Since      Chief Executive Officer--               28                  None
Meadowbrook Village                          1973       Performance Learning Systems;
Building 1, Apt. 6                                      President--Rose Associates;
West Lebanon, NH 03784                                  Director of UVTI
Age 70

  27 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

                                                                                          Number of Portfolios
                                          Term of Office*     Principal Occupation(s)       in Fund Complex         Other
                         Position(s) Held  and Length of            During Past               Overseen by       Directorships
Name, Address and Age       with Fund       Time Served             Five Years                  Director       Held by Director
-------------------------------------------------------------------------------------------------------------------------------
Interested Director:
R. Jay Gerken**          Chairman,             Since      Managing Director of SSB;               227                N/A
Salomon Smith Barney     President and         2002       Chairman, President and Chief
 Inc. ("SSB")            Chief Executive                  Executive Officer of Smith
399 Park Avenue          Officer                          Barney Fund Management LLC
4th Floor                                                 ("SBFM"), Travelers Investment
Age 51                                                    Adviser, Inc. ("TIA") and Citi
                                                          Fund Management Inc.
Officers:
Lewis E. Daidone         Senior Vice           Since      Managing Director of SSB;               N/A                N/A
SSB                      President and         1995       Former Chief Financial Officer
125 Broad Street         Chief                            and Treasurer of mutual funds
11th Floor               Administrative                   affiliated with Citigroup Inc.;
New York, NY 10004       Officer                          Director and Senior Vice
Age 45                                                    President of SBFM and TIA


Richard L. Peteka        Chief Financial       Since      Managing Director of SSB;               N/A                N/A
SSB                      Officer and           2002       Director and Head of Internal
125 Broad Street         Treasurer                        Control for Citigroup Asset
11th Floor                                                Management U.S. Mutual Fund
New York, NY 10004                                        Administration from 1999-
Age 41                                                    2002; Vice President, Head of
                                                          Mutual Fund Administration
                                                          and Treasurer of Oppenheimer
                                                          Capital from 1996-1999

Harry D. Cohen           Vice President        Since      Managing Director of SSB;               N/A                N/A
SSB                      and Investment        1980       Investment Officer of SBFM
399 Park Avenue          Officer
New York, NY 10022
Age 62


Scott Glasser            Vice President        Since      Managing Director of SSB;               N/A                N/A
SSB                      and Investment        1996       Investment Officer of SBFM
399 Park Avenue          Officer
New York, NY 10022
Age 37

Kaprel Ozsolak           Controller            Since      Vice President of SSB                   N/A                N/A
SSB                                            2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor       Secretary             Since      Managing Director of SSB;               N/A                N/A
SSB                                            1995       General Counsel and Secretary
300 First Stamford Place                                  of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

--------
 *Each Director and officer serves until his or her respective successor has been duly elected and qualified.
**Mr. Gerken is an "interested person" of the Fund as defined in the Investment
  Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

  28 Smith Barney Appreciation Fund Inc. | 2002 Annual Report to Shareholders

                                 SMITH BARNEY
                            APPRECIATION FUND INC.




DIRECTORS                    INVESTMENT ADVISER
Herbert Barg                 AND ADMINISTRATOR
Dwight B. Crane              Smith Barney Fund
Burt N. Dorsett                Management LLC
R. Jay Gerken, Chairman
Elliot S. Jaffe              DISTRIBUTORS
Stephen E. Kaufman           Salomon Smith Barney Inc.
Joseph J. McCann             PFS Distributors, Inc.
Cornelius C. Rose, Jr.
                             CUSTODIAN
OFFICERS                     State Street Bank and
R. Jay Gerken                  Trust Company
President and Chief
Executive Officer            TRANSFER AGENT
                             Citicorp Trust Bank, fsb.
Lewis E. Daidone             125 Broad Street, 11th Floor
Senior Vice President and    New York, New York 10004
Chief Administrative Officer
                             SUB-TRANSFER AGENTS
Richard L. Peteka            PFPC Global Fund Services
Chief Financial Officer      P.O. Box 9699
and Treasurer                Providence, Rhode Island
                             02940-9699
Harry D. Cohen
Vice President and           Primerica Shareholder Services
Investment Officer           P.O. Box 9662
                             Providence, Rhode Island
Scott K. Glasser             02940-9662
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

   Smith Barney Appreciation Fund Inc.



 This report is submitted for the general information of the shareholders of Smith Barney Appreciation Fund Inc., but it also may be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2003 this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY APPRECIATION FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0312 2/03                                                             03-4474